SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 15, 1998

COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-D
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7214254
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1997-D, a Trust created pursuant to the Pooling Agreement, dated November 21, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
October 15, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
December 15, 2023.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date October 15, 1998.

Principal		Interest	Ending Balance
Cede & Co.$4,944,932.68 $790,086.82  $158,808,167.01

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No.1

Statement to Certificateholders (Page 1 of 2)
Distribution Date:			9/15/98 	10/15/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL
 PRINCIPAL AMOUNT)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed	4.243608 	4.243216
Investor Certificate Interest Shortfall Distributed	0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall
			0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)	1	1
Investors Certificate Principal Distributed		22.497682 	26.557104
  Principal Distribution Amount		22.476781 	26.557104
     Maximum Principal Payment		38.085057 	42.030553
     Alternative Principal Payment		22.476781 	26.557104
     Principal Collections less Additional Balances		22.476781 	26.557104
  Investor Loss Amount Distributed to Investors	0.020901 	0.000000
  Accelerated Principal Distribution Amount		0.000000 	0.000000
  Credit Enhancement Draw Amount		0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)
			26.741290 	30.800320

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance
		"167,942,168.06 "	"163,753,099.69 "
Ending Investor Certificate Balance		"163,753,099.69 "	"158,808,167.01 "
Beginning Invested Amount		"167,942,168.06 "	"163,753,099.69 "
	Ending Invested Amount
	"163,753,099.69 "	"158,808,167.01 "
		Investor Certificateholder Floating Allocation Percentage
	97.7883% 	97.7330%
	Pool Factor			0.8794474 	0.8528903
	Liquidation Loss Amount for Liquidated Loans					"3,979.78 "	0.00
	Unreimbursed Liquidation Loss Amount	0.00 	0.00

C.	POOL INFORMATION
Beginning Pool Balance		"171,740,570.70 "	"167,551,414.31 "
Ending Pool Balance	"167,551,414.31 "	"162,606,481.63 "
Servicer Removals form the Trust (Section 2.06)		0.00 	0.00
Servicing Fee			"71,558.57 "	"69,813.09 "

D.	INVESTOR CERTIFICATE RATE
Investor Certificate Rate			5.840630% 	5.789840%
LIBOR Rate				5.640630% 	5.589840%
Maximum Rate			9.353260% 	9.351288%

E.	DELINQUENCY & REO STATUS
Delinquent 30-59 days
    No. of Accounts					13 	13
   Trust Balances				"250,597.47 "	"340,081.37 "
Delinquent 60-89 days
    No. of Accounts					4 	3
   Trust Balances					"59,851.31 "	"28,963.45 "
Delinquent 90+ days
    No. of Accounts					4 	7
   Trust Balances					"113,174.30 "	"172,556.82 "
REO
   No. of Accounts					0 	0
   Trust Balances					0.00 	0.00

F.	INSURANCE COVENANTS
Subordinated Transferor Collections		"32,813.82 "	"32,962.11 "
Overcollateralization Step-Down					0.00 	0.00
Available Transferor Subordinated Amount					"3,800,000.00 "	"3,800,000.00 "
Overcollateralization Amount					0.00 	0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:		9/15/98 	10/15/98

			"IN WITNESS WHEREOF, the undersigned
has caused this
 Certificate to be duly executed"
		"this 9th day of October, 1998."


 Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation
		       as Servicer

			       _______________________________________

		        Lupe Montero
		        Vice-President




			Distribution List:

 Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home
 Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans

 Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans

	Jose Baltasar - Countrywide Home Loans

	Dianne Barrella - Countrywide Home Loans

		Richard Pohl - Countrywide Home Loans

			SIGNATURES
Pursuant to the requirements of the Securities
 Exchange Act of 1934,
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-D



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Assistant Vice President

Dated: October 31, 1998